                                                                   Exhibit 10.40

              SECOND AMENDED AND RESTATED SUBORDINATION AGREEMENT
              ---------------------------------------------------

     SECOND AMENDED AND RESTATED SUBORDINATION AGREEMENT (this "Agreement"), dated as of February 20, 2001, among FLEET NATIONAL BANK (formerly known as BankBoston, N.A.), a national banking association having its office at 100 Federal Street, Boston, Massachusetts 02110, in its capacity as agent (the "Agent") for the Banks (as hereinafter defined), EGI-FUND (00) INVESTORS, L.L.C., a Delaware limited liability company having a principal of business at Two North Riverside Plaza, Suite 600, Chicago, Illinois 60606 (the "Subordinating Creditor"), CHART HOUSE, INC., a Delaware corporation having its office at 640 North LaSalle Street, Suite 295, Chicago, Illinois 60610 (the "Borrower"), CHART HOUSE ENTERPRISES, INC. (the "Parent") and each of the Subsidiaries of the Borrower set forth on the signature pages hereto as Guarantors.

     WHEREAS, pursuant to a Revolving Credit and Term Loan Agreement, dated as of April 26, 1999 (as amended and in effect from time to time, including any replacement agreement therefor, the "Credit Agreement"), among the lending institutions party thereto (the "Banks"), the Agent, the Borrower and the Parent, the Banks have agreed, upon the terms and subject to the conditions contained therein, to make loans and otherwise to extend credit to the Borrower; and

     WHEREAS, the Subordinating Creditor has extended credit to the Borrower pursuant to a Subordinated Promissory Note and Guaranty dated as of November 21, 2000 (as assigned to the Subordinating Creditor pursuant to the Assignment of Loan and Loan Documents dated as of December 18, 2000 between the Subordinating Creditor and Samstock, L.L.C.) (as amended with the consent of the Agent as provided herein and in effect from time to time, the "Original Subordinated Note"), executed by the Borrower and the Parent in favor of the Subordinating Creditor; and

     WHEREAS, the Agent, the Borrower, the Parent, the Guarantors and the Subordinating Creditor entered into an Amended and Restated Subordination Agreement, dated as of December 18, 2000 (the "Original Subordination Agreement") pursuant to which all indebtedness of the Borrower to the Subordinating Creditor was subordinated to indebtedness of the Borrower to the Agent and the Banks on the terms and conditions contained therein;

     WHEREAS, the Original Subordinated Note shall be amended and restated in its entirety by the Amended and Restated Subordinated Promissory Note and Guaranty dated as of February __, 2001 (the "Subordinated Note") executed by the Borrower and the Parent in favor of the Subordinating Creditor, as set forth therein and shall remain in full force and effect only as set forth therein;

     WHEREAS, the parties hereto wish to amend and restate the Original Subordination Agreement to amend certain provisions thereto;

     WHEREAS, it is a condition precedent to the Banks' willingness to continue to make loans and otherwise to extend credit to the Borrower pursuant to the Credit

Agreement that the Borrower and the Subordinating Creditor enter into this Agreement with the Agent; and

     WHEREAS, in order to induce the Banks to continue to make loans and otherwise extend credit to the Borrower pursuant to the Credit Agreement, the Borrower and the Subordinating Creditor have agreed to enter into this Agreement with the Agent;

     NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

     1.  Definitions.  Terms not otherwise defined herein have the same
         -----------
respective meanings given to them in the Credit Agreement. In addition, the following terms shall have the following meanings:

     Senior Debt.  All principal, interest, fees, costs, enforcement expenses
     -----------
(including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations created or evidenced by the Credit Agreement or any of the other Loan Documents, or any prior, concurrent, or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of the Agent or any of the Banks. Senior Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against the Borrower of any petition under the federal Bankruptcy Code or any other bankruptcy, insolvency or reorganization act regardless of whether the Agent's or any Bank's claim therefor is allowed or allowable in the case or proceeding relating thereto.

     Subordinated Debt.  All principal, interest (including interest accrued
     -----------------
pursuant to the Subordinated Note), fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement and indemnity obligations created or evidenced by the Subordinated Note, the Subordinated Guaranty or any prior, concurrent or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of the Subordinating Creditor.

     Subordinated Documents.  Collectively, the Subordinated Note, the
     ----------------------
Subordinated Guaranty, any promissory notes executed in connection therewith and any and all guaranties and security interests, mortgages and other liens directly or indirectly guarantying or securing any of the Subordinated Debt, and any and all other documents or instruments evidencing or further guarantying or securing directly or indirectly any of the Subordinated Debt, whether now existing or hereafter created.

     Subordinated Guaranty.  The Amended and Restated Guaranty, dated as of
     ---------------------
February __, 2001, made by each Subsidiary of the Borrower in favor of the Subordinating Creditor.

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     2.  General. Except as expressly permitted by Section 11.16 of the Credit
         -------
Agreement, the Subordinated Debt and any and all Subordinated Documents shall be and hereby are subordinated and the payment thereof is deferred until the full and final payment in cash of the Senior Debt, whether now or hereafter incurred or owed by the Borrower. The Subordinating Creditor acknowledges and agrees that, except as expressly permitted by Section 11.16 of the Credit Agreement, the Subordinated Debt may not be prepaid without the consent of the Agent and the Banks, such consent to be granted or withheld in the sole and absolute discretion of the Agent and the Banks.

     3.  Enforcement. The Subordinating Creditor will not take or omit to take
         -----------
any action or assert any claim with respect to the Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement. Without limiting the foregoing, the Subordinating Creditor will not assert, collect or enforce the Subordinated Debt or any part thereof or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any of the Subordinated Documents except to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation, to defend any challenge to the validity of the Subordinated Debt, or to file a proof of claim or to make a vote in a proceeding described in (S)6.1. Until the Senior Debt has been finally paid in full in cash, the Subordinating Creditor shall not have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever from any assets of the Borrower or any guarantor of or provider of collateral security for the Senior Debt. The Subordinating Creditor further waives any and all rights with respect to marshalling.

     4.  Payments Held in Trust. Until the Senior Debt is paid in full in cash,
         ----------------------
the Subordinating Creditor will hold in trust and immediately pay over to the Agent for the account of the Banks and the Agent, in the same form of payment received, with appropriate endorsements, for application to the Senior Debt any cash amount that the Borrower pays to the Subordinating Creditor with respect to the Subordinated Debt, or as collateral for the Senior Debt any other assets of the Borrower that the Subordinating Creditor may receive with respect to the Subordinated Debt.

     5.  Defense to Enforcement. If the Subordinating Creditor, in contravention
         ----------------------
of the terms of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against the Borrower, then the Borrower may interpose as a defense or plea the making of this Agreement, and the Agent or any Bank may intervene and interpose such defense or plea in its name or in the name of the Borrower. If the Subordinating Creditor, in contravention of the terms of this Agreement, shall attempt to collect any of the Subordinated Debt or enforce any of the Subordinated Documents, then the Agent, any Bank or the Borrower may, by virtue of this Agreement, restrain the enforcement thereof in the name of the Agent or such Bank or in the name of the Borrower. If the Subordinating Creditor, in contravention of the terms of this Agreement, obtains any cash or other assets of the Borrower as a result of any administrative, legal or equitable actions, or otherwise, the Subordinating Creditor agrees forthwith to pay, deliver and assign to the Agent, for the account of the

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Banks and the Agent, with appropriate endorsements, any such cash for application to the Senior Debt and any such other assets as collateral for the Senior Debt.

     6.  Bankruptcy, etc.
         ---------------

           6.1.  Payments relating to Subordinated Debt. At any meeting of
                 --------------------------------------
     creditors of the Borrower or in the event of any case or proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Borrower or the proceeds thereof, whether such case or proceeding be for the liquidation, dissolution or winding up of the Borrower or its business, a receivership, insolvency or bankruptcy case or proceeding, an assignment for the benefit of creditors or a proceeding by or against the Borrower for relief under the federal Bankruptcy Code or any other bankruptcy, reorganization or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or marshalling of assets or otherwise, the Agent is hereby irrevocably authorized at any such meeting or in any such proceeding to receive or collect for the benefit of the Banks and the Agent any cash or other assets of the Borrower distributed, divided or applied by way of dividend or payment, or any securities issued on account of any Subordinated Debt, and apply such cash to or to hold such other assets or securities as collateral for the Senior Debt, and to apply to the Senior Debt any cash proceeds of any realization upon such other assets or securities that the Agent in its discretion elects to effect, until all of the Senior Debt shall have been paid in full in cash, rendering to the Subordinating Creditor any surplus to which the Subordinating Creditor is then entitled.

           6.2.  Securities by Plan of Reorganization or Readjustment.
                 ----------------------------------------------------
     Notwithstanding the foregoing provisions of (S)6.1, the Subordinating Creditor shall be entitled to receive and retain any securities of the Borrower or any other corporation or other entity provided for by a plan of reorganization or readjustment (a) the payment of which securities is subordinate, at least to the extent provided in this Agreement with respect to Subordinated Debt, to the payment of all Senior Debt under any such plan of reorganization or readjustment and (b) all other terms of which are acceptable to the Banks and the Agent.

           6.3.  Subordinated Debt Voting Rights. At any such meeting of
                 -------------------------------
     creditors or in the event of any such case or proceeding, the Subordinating Creditor shall retain the right to vote and otherwise act with respect to the Subordinated Debt (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), provided that the
                                                             --------
     Subordinating Creditor shall not vote with respect to any such plan or take any other action in any way so as to contest (a) the validity of any Senior Debt or any collateral therefor or guaranties thereof, (b) the relative rights and duties of any holders of any Senior Debt established in any instruments or agreements creating or evidencing any of the Senior Debt with respect to any of such collateral or guaranties or (c) the Subordinating Creditor's obligations and agreements set forth in this Agreement.

     7.  Lien Subordination. The Senior Debt, the Credit Agreement and the other
         ------------------
Loan Documents and any and all other documents and instruments evidencing or creating the Senior Debt and all guaranties, mortgages, security agreements, pledges and other collateral guarantying or securing the Senior Debt or any part thereof shall be senior to the Subordinated Debt and all of the Subordinated Documents irrespective of the time of the execution, delivery or issuance of any thereof or the filing or recording for perfection of any thereof or the filing of any financing statement or continuation statement relating to any thereof.

          7.1.  Further Assurances. The Subordinating Creditor hereby agrees,
                ------------------
     upon request of the Agent at any time and from time to time, to execute such other documents or instruments as may be requested by the Agent further to evidence of public record or otherwise the senior priority of the Senior Debt as contemplated hereby.

          7.2.  Books and Records. The Subordinating Creditor further agrees to
                -----------------
     maintain on its books and records such notations as the Agent may reasonably request to reflect the subordination contemplated hereby and to perfect or preserve the rights of the Agent hereunder. A copy of this Agreement may be filed as a financing statement in any Uniform Commercial Code recording office.

     8.  Banks' Freedom of Dealing. The Subordinating Creditor agrees, with
         -------------------------
respect to the Senior Debt and any and all collateral therefor or guaranties thereof, that the Borrower and the Banks may agree to increase the amount of the Senior Debt or otherwise modify the terms of any of the Senior Debt, and the Banks may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with the Borrower and all other persons, in each case without the consent of the Subordinating Creditor or the Borrower and without affecting the agreements of the Subordinating Creditor or the Borrower contained in this Agreement; provided, however, that nothing contained in this (S)8 shall constitute a waiver
--------  ------
of the right of the Borrower itself to agree or consent to a settlement or compromise of a claim which the Agent or any Bank may have against the Borrower.

     9.  Modification or Sale of the Subordinated Debt. The Subordinating
         ---------------------------------------------
Creditor will not, at any time while this Agreement is in effect, modify any of the terms of any of the Subordinated Debt or any of the Subordinated Documents; nor will the Subordinating Creditor sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Subordinated Debt to any person other than a person who agrees in a writing, satisfactory in form and substance to the Agent, to become a party hereto and to succeed to the rights and to bound by all of the obligations of the Subordinating Creditor hereunder. In the case of any such disposition by the Subordinating Creditor, the Subordinating Creditor will notify the Agent at least 10 days prior to the date of any of such intended disposition.

     10.  Borrower's Obligations Absolute.  Nothing contained in this Agreement
          -------------------------------
shall impair, as between the Borrower and the Subordinating Creditor, the obligation of the Borrower to pay to the Subordinating Creditor all amounts payable in respect of the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Subordinating Creditor (except as expressly otherwise provided in (S)3 or (S)6) from exercising all rights, powers and remedies otherwise permitted by Subordinated Documents and by applicable law upon a default in the payment of the Subordinated Debt or under any Subordinated Document, all, however, subject to the rights of the Agent and the Banks as set forth in this Agreement. The failure of the Borrower to make any payment with respect to the Subordinated Debt in accordance with its terms by reason of the operation of this Agreement shall not be construed as preventing the occurrence of a default under the Subordinated Document s.

     11.  Termination of Subordination. This Agreement shall continue in full
          ----------------------------
force and effect, and the obligations and agreements of the Subordinating Creditor and the Borrower hereunder shall continue to be fully operative, until all of the Senior Debt shall have been paid and satisfied in full in cash and such full payment and satisfaction shall be final and not avoidable. To the extent that the Borrower or any guarantor of or provider of collateral for the Senior Debt makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from the Agent or any Bank, an Event of Default shall be deemed to have existed and to be continuing under the Credit Agreement from the date of the Agent's or such Bank's initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to the Agent or such Bank. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt. To the extent that the Subordinating Creditor has received any payments with respect to the Subordinated Debt subsequent to the date of the Agent's or any Bank's initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, the Subordinating Creditor shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Agent or such Bank, and the Subordinating Creditor hereby agrees to pay to the Agent for the benefit of the Agent or (as the case may be) such Bank, upon demand, the full amount so received by the Subordinating Creditor during such period of time to the extent necessary fully to restore to the Agent or such Bank the amount of such Voided Payment. Upon the payment and satisfaction in full in cash of all of the Senior Debt, which payment shall be final and not avoidable, this Agreement will automatically terminate without any additional action by any party hereto.

     12.  Notices.  All notices and other communications which are required and
          -------
may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient and effective in all respects if given in writing or telecopied, delivered or mailed by registered or certified mail, postage prepaid, as follows:

          If to the Agent:

                                   Fleet National Bank
                                   100 Federal Street
                                   Boston, MA 02110

                    Attention:     Thomas P. Tansi

               with a copy to:

                                   Bingham Dana LLP
                                   150 Federal Street
                                   Boston, MA 02110

                    Attention:     Robert A.J. Barry

          If to the Subordinating Creditor:

                                   EGI-Fund (00) Investors, L.L.C.
                                   c/o Equity Group Investments, L.L.C.
                                   Two North Riverside Plaza
                                   Suite 600
                                   Chicago, IL 60606

                    Attention:     Don Liebentritt
                                   Jeff Klein

               with a copy to:

                                   Neal, Gerber & Eisenberg
                                   Two North LaSalle Street
                                   Chicago, IL 60602

                    Attention:     Marc Brenner

          If to the Parent, the
          Borrower or any Guarantor:

                                   Chart House, Inc.
                                   640 North LaSalle Street, Suite 295
                                   Chicago, IL 60610

                    Attention:     Thomas J. Walters

     or such other address or addresses as any party hereto shall have designated by written notice to the other parties hereto. Notices shall be deemed given and effective upon the earlier to occur of (i) the third day following deposit thereof in the U.S. mail or (ii) receipt by the party to whom such notice is directed.

     13.  Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN
          -------------
ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAWS.

     14.  Waiver of Jury Trial. EACH OF THE SUBORDINATING CREDITOR AND THE
          --------------------
BORROWER EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE SUBORDINATING CREDITOR AND THE BORROWER HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE SUBORDINATING CREDITOR AND THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

     15.  Miscellaneous. This Agreement may be executed in several counterparts
          -------------
and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. The Agent, acting upon the instructions of the Required Banks, may, in their sole and absolute discretion, waive any provisions of this Agreement benefiting the Agent and the Banks; provided, however, that such
                                              --------  -------
waiver shall be effective only if in writing and signed by the Agent and shall be limited to the specific provision or provisions expressly so waived. This Agreement shall be binding upon the successors and assigns of the

Subordinating Creditor and the Borrower and shall inure to the benefit of the Agent and the Banks, the Agent's and the Banks' respective successors and assigns, any lender or lenders refunding or refinancing any of the Senior Debt and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. In the event that any lender or lenders refund or refinance any of the Senior Debt, the terms "Credit Agreement", "Loan Documents", "Event of Default" and the like shall refer mutatis mutandis to the
                                                        ------- --------
agreements and instruments in favor of such lender or lenders and to the related definitions contained therein. In the event of any inconsistency or conflict between the Subordinated Documents and this Agreement, such inconsistency or conflict will be governed by the terms of this Agreement and not the Subordinated Documents. This Agreement constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations and understandings of the parties with respect to the same, specifically including the Original Subordination Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                            BANK:  FLEET NATIONAL BANK, As Agent

                                        By:_________________________
                                             Name:
                                             Title:

          SUBORDINATING CREDITOR:  EGI-FUND (00) INVESTORS, L.L.C.

                                        By:_________________________
                                             Name:
                                             Title:

                          PARENT:  CHART HOUSE ENTERPRISES, INC.

                                        By:_________________________
                                             Name:
                                             Title:

                        BORROWER:  CHART HOUSE, INC.

                                        By:_________________________
                                             Name:
                                             Title:

                      GUARANTORS:  CHART HOUSE ENTERPRISES OF
                                   IDAHO, INC.

                                        By:_________________________
                                             Name:
                                             Title:

                                   CHART HOUSE ENTERPRISES OF
                                   PUERTO RICO, INC.


                                   By:______________________________
                                   Title:

                                   CHART HOUSE OF ANNAPOLIS, INC.

                                   By:______________________________
                                   Title:

                                   CHART HOUSE OF MARYLAND, INC.

                                   By:______________________________
                                   Title:

                                   CHART HOUSE ACQUISITION, INC.

                                   By:______________________________
                                   Title:

                                   BIG WAVE, INC.

                                   By:______________________________
                                   Title:

                                   CORK 'N CLEAVER, INC.

                                   By:______________________________
                                   Title:

                                   ANALOS COMPANY

                                   By:______________________________
                                   Title:

                                   WEST 52/nd/ STREET, INC.

                                   By:______________________________
                                   Title:

                                   CHART HOUSE ACQUISITION OF NEVADA, INC.

                                   By:______________________________
                                   Title:

                                   CHART HOUSE ACQUISITION OF MARYLAND, INC.

                                   By:______________________________
                                   Title:


                         CERTIFICATE OF ACKNOWLEDGMENT

STATE OF______________________________)
                                      ) ss.
COUNTY OF_____________________________)

     Before me, the undersigned, a Notary Public in and for the county aforesaid, on this ____ day of February 2001, personally appeared ____________ to me known personally, and who, being by me duly sworn, deposes and says that he is the ___________ of EGI-FUND (00) INVESTORS, L.L.C., and that said instrument was signed and sealed on behalf of said limited liability company by authority of its members, and said _________________ acknowledged said instrument to be the free act and deed of said limited liability company.

                              ______________________________
                              Notary Public
                              My commission expires: